Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Second Quarter and YTD 2007 Financial Highlights Financial Results Segment Information 2007/2008 Excess Catastrophe Program Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2007 Expectations Q&A

Second Quarter Highlights (in millions, except share and per share data) For the Three Months Ended June 30, For the Three Months Ended June 30, For the Three Months Ended June 30, 2007 2006 Change Gross Written Premiums $398.5 $341.4 16.7% Net Earned Premiums $337.3 $288.8 16.8% Net Investment Income $28.5 $21.7 31.3% Net Income $94.4 $74.9 26.0% After Tax Realized Gain (Loss) $18.2 $(1.6) Loss & LAE Ratio 44.0% 37.7% Expense Ratio 30.2% 29.5% Combined Ratio 74.2% 67.2% Diluted Earnings Per Share $1.27 $1.03 23.3% After Tax Realized Investment Gain (Loss) Per Share $0.25 $(0.02) Weighted Average Shares & Share Equivalents Outstanding 74,197,171 72,497,066

Second Quarter Highlights (in millions, except per share data) For the Three Months Ended June 30, For the Three Months Ended June 30, For the Three Months Ended June 30, 2007 2006 Net Operating Income $76.2 $76.5 A-T Realized Investment Gain (Loss) $18.2 $(1.6) Net Income $94.4 $74.9 Diluted Operating Earnings Per Share $1.02 $1.05 A-T Realized Investment Gain (Loss) Per Share $0.25 $(0.02) Diluted Earnings Per Share $1.27 $1.03 Net Loss and Loss Adjustment Expense Ratio 44.0% 37.7% Acquisition and Underwriting Expense Ratio 30.2% 29.5% Combined Ratio 74.2% 67.2%

Second Quarter Highlights (in millions, except share and per share data) June 30, 2007 December 31, 2006 % Increase Total Shareholders' Equity $1,324.2 $1,167.3 13.4% Book Value per Share $18.53 $16.48 12.4% Shares Outstanding 71,457,574 70,848,482 0.9% ROE (1) 27.1% 30.1% Return on equity excluding other comprehensive income (loss). June 30, 2007 ROE calculated on trailing twelve months basis.

Second Quarter 2007 Events Financial results for the quarter ended June 30, 2007 included: Net Income/(Loss) Diluted Earnings/(Loss) Per Share As reported $94.4 $1.27 Favorable prior year net loss reserve development $13.5 $0.18 Net realized investment gains resulting from liquidation of equity securities following the Company's decision to change one of its equity security investment managers $14.4 $0.19 (in millions, except per share data)

Second Quarter 2007 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2006 $5.2 Favorable claims emergence on professional liability, management liability and commercial property product lines 2005 $4.5 Favorable claims emergence on professional liability, management liability and commercial general liability product lines 2004 $1.2 Favorable claims emergence on commercial general liability product lines 2003 $5.3 Favorable claims emergence across most product lines 2002 and Prior $4.6 Favorable claims emergence across most product lines Total $20.8

Year-to-Date Highlights (in millions, except share and per share data) For the Six Months Ended June 30, For the Six Months Ended June 30, For the Six Months Ended June 30, 2007 2006 Change Gross Written Premiums $792.6 $669.4 18.4% Net Earned Premiums $656.0 $565.3 16.0% Net Investment Income $55.5 $41.7 33.1% Net Income $160.4 $125.2 28.1% After Tax Net Realized Gain (Loss) $19.4 $(1.8) Loss & LAE Ratio 45.6% 44.7% Expense Ratio 30.3% 28.7% Combined Ratio 75.9% 73.4% Diluted Earnings Per Share $2.16 $1.73 24.9% After Tax Realized Investment Gain (Loss) Per Share $0.26 $(0.02) Weighted Average Shares & Share Equivalents Outstanding 74,221,956 72,493,181

Year-to-Date Highlights (in millions, except per share data) For the Six Months Ended June 30, For the Six Months Ended June 30, For the Six Months Ended June 30, 2007 2006 Net Operating Income $141.0 $127.0 A-T Realized Investment Gain (Loss) $19.4 $(1.8) Net Income $160.4 $125.2 Diluted Operating Earnings Per Share $1.90 $1.75 A-T Realized Investment Gain (Loss) Per Share $0.26 $(0.02) Diluted Earnings Per Share $2.16 $1.73 Net Loss and Loss Adjustment Expense Ratio 45.6% 44.7% Acquisition and Underwriting Expense Ratio 30.3% 28.7% Combined Ratio 75.9% 73.4%

Year-To-Date Events Financial results for the six months ended June 30, 2007 included: Net Income/(Loss) Diluted Earnings/(Loss) Per Share As reported $160.4 $2.16 Favorable prior year net loss reserve development $21.9 $0.30 Net realized investment gains resulting from liquidation of equity securities following the Company's decision to change one of its equity security investment managers $14.4 $0.19 (in millions, except per share data)

Year-To-Date 2007 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2006 $12.2 Favorable claims emergence on commercial property, commercial automobile, professional liability and management liability product lines 2005 $9.4 Favorable claims emergence on professional liability, management liability and most commercial product lines 2004 $4.2 Favorable claims emergence on automobile rental/leasing and commercial general liability product lines 2003 $4.1 Favorable claims emergence across most product lines 2002 and Prior $3.8 Favorable claims emergence across most product lines Total $33.7

Gross Written Premiums by Segment (in millions) For the Quarters For the Quarters For the Quarters Ended June 30, Ended June 30, Ended June 30, % 2007 2006 Increase/ (Decrease) Segment Commercial Lines $321.9 $265.3 21.3% Specialty Lines 60.0 53.7 11.7% Personal Lines 16.6 22.4 (25.9)% Total $398.5 $341.4 16.7%

Commercial Lines Segment 80.8% of 2nd Quarter 2007 GWP CAGR 2001-2006 = 29.9% 21.3% Q/Q Growth Gross Written Premiums 2001 2002 2003 2004 2005 2006 QTD 2Q06 QTD 2Q07 316 473 662.3 874 960.3 1169.4 265.3 321.9 (in millions)

Specialty Lines Segment (Professional Liability) 2001 2002 2003 2004 2005 2006 QTD 2Q06 QTD 2Q07 79.3 110.2 154.1 184.4 205.3 227.6 53.7 60 15.0% of 2nd Quarter 2007 GWP CAGR 2001-2006 = 23.5% 11.7% Q/Q Growth Gross Written Premiums (in millions)

Gross Written Premiums 2001 2002 2003 2004 2005 2006 QTD 2Q06 QTD 2Q07 Dwelling/Fire 78.3 80.5 89.6 112.9 99.3 96.2 22.4 16.6 4.2% of 2nd Quarter 2007 GWP CAGR 2001-2006 = 4.2% 25.9% Q/Q decrease Personal Lines Segment (in millions)

Philadelphia Insurance Companies

2007/08 Excess Catastrophe Program


$255.0M
$50.0M xs $205.0M
$205.0M
100 yr PML =
$195.4M
$55.0M xs $150.0M
$150.0M
$50.0M xs $100.0M
$100.0M
$50.0M xs $50.0M
$50.0M
$30.0M xs $20.0M
$20.0M
$10.0M xs $10.0M
$10.0M
Company Retention

Note:
Reinstatement Premium Protection coverage purchased for the $10.0M xs $10.0M layer and the $30.0M xs $20.0M layer.

17

Company Retention $30.0M xs $24.0M $8.0M xs $16.0M Liberty American Insurance Group, Inc. 2007/08 Florida Only Excess Catastrophe Program Note: Reinstatement Premium Protection coverage purchased for the $4.2M xs $3.5M layer, the $8.3M xs $7.7M layer and the $8.0M xs $16.0M layer. $4.2M xs $3.5M $3.5M $16.0M $24.0M $54.0M Liberty American Insurance Group Inuring Traditional and TICL (Temporary Increase in Coverage Limit) FHCF Coverage 90% of $78.3M xs $15.4M ($70.5M of Coverage) $3.5M $16.0M $94.5M $124.5M Gross of FHCF Net of FHCF $7.7M $7.7M $8.3M xs $7.7M 100 yr PML = $69.3M 250 yr PML = $119.3M

High Quality Investment Portfolio Portfolio market value - $2,798.1mm Fixed income securities Average quality AAA Portfolio duration 4.7 years 5.5% taxable equivalent yield Quality long-term growth stocks As of June 30, 2007 Municipal Bonds 0.411 CMO 0.124 MBS 0.183 Other Structured Securities 0.077 Corporate Bonds 0.045 Common Stock 0.126 All Other 0.008 Cash Equivalents 0.026 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Structured Securities Investment Portfolio As of June 30, 2007 CMBS 0.14 Residential Non-Agency 0.11 Residential Agency 0.7 Other 0.02 Auto 0.03 Credit Card 0 CMBS Other Agency Backed Residential Non-Agency Residential Auto Credit Card Total Structured Portfolio - $1,075.8mm 99% AAA rated $874mm backed by residential collateral consisting of: $511mm of agency backed MBS (GNMA, FNMA, FHLMC) $244mm of agency backed CMOs (GNMA, FNMA, FHLMC) $77mm of prime non-agency backed loans $30mm of Alt A loans $12mm of subprime loans ALT-A and Subprime loan portfolio: AAA rated first cash flow tranches Weighted average life - 1.2 yrs. Spread across multiple vintages No ratings downgrades No surveillance issues No investment in Collateralized Debt Obligations or Net Interest Margins

Net Investment Income 2001 2002 2003 2004 2005 2006 QTD 2Q06 QTD 2Q07 32.4 37.5 38.8 43.5 63.7 91.7 21.7 28.5 (in millions) 5 Year CAGR: 23.1% Effective Tax Rate 30.1% 28.3% 23.4% 20.2% 21.5% 23.6% 23.4% 22.7% Q/Q Change 31.3%

Selected Operating Statistics Operating Statistics 2nd Quarter 07 Renewal Retention (Quoted) Commercial Lines -93.0% Specialty Lines -94.0% Personal Lines -67.2% Rate Changes Commercial Lines -(0.7)% decrease (Q/Q) Specialty Lines -(1.8)% decrease (Q/Q) Personal Lines - 25.2% increase (Q/Q) New Business Growth (Count), excluding Personal Lines Segment and Collector Vehicle Product 2nd QTR: 06 - 8,668 2nd QTR: 07 - 12,642 45.9% increase (1) (1) Including the collector vehicle product, the increase is 405%.

Selected Operating Statistics Preferred Agents Total Count - 192 Total GWP Growth - $36.3 million (Q/Q); 32.8% increase Renewal Retention (Quoted) -93.8% New Business 2007 - $19.2 million (Q/Q); 85.8% increase Employee Statistics Total Employee Count - 1,360 Total GWP Per Employee - $1.2 million Turnover (Y/Y) -11.2%

Drivers of Future Growth National presence - 41 offices / Mixed marketing New product offerings - Complement Core Products Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15.0% premium growth

2007 Expectations 2007 Operating EPS Range: $3.63 - $3.78 Assumes one catastrophe loss retention for: Commercial Lines: $10.0 million (pre-tax) Personal Lines: $3.5 million (pre-tax) Organic Growth - approximating 15.0% Combined Ratio - approximating 80% Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962